Exhibit 99.1
LIONSGATE REPORTS FISCAL 2006 THIRD QUARTER REVENUE OF $231.0 MILLION,
NET INCOME OF $3.1 MILLION AND FREE CASH FLOW OF $19.2 MILLION
Company Lowers Fiscal 2006 Guidance To $20 Million In EBITDA,
$4 Million In Net Income And $85 Million In Free Cash Flow;
Reaffirms Fiscal 2006 Revenue Guidance of More Than $850 Million
SANTA MONICA, CA, and VANCOUVER, BC, February 9, 2006 – Lionsgate (NYSE and TSX: LGF), the leading independent filmed entertainment studio, today reported $231.0 million in revenues, net income of $3.1 million, EBITDA (earnings before interest expense, interest rate swaps mark-to-market, interest income, income tax provision, depreciation and minority interests) of $7.8 million and free cash flow of $19.2 million for its fiscal 2006 third quarter ended December 31, 2005.
Revenue of $231.0 million increased $40.6 million, or 21.3%, compared to $190.4 million in the prior year’s quarter. Net income of $3.1 million, or basic income per common share of $0.03 on 103.9 million weighted average common shares outstanding, was comparable to net income of $3.4 million, or basic income per common share of $0.03, on 98.1 million weighted average common shares outstanding, in the prior year’s quarter. EBITDA was $7.8 million compared to EBITDA of $12.1 million for the three months ended December 31, 2004 and free cash flow of $19.2 million compared to free cash flow of $32.0 million in the prior year’s quarter.
Principal revenue drivers during the third quarter were the theatrical releases Saw II, Waiting and In The Mix, the DVD titles The Devil’s Rejects and High Tension along with continuing DVD sales of Crash, which has been nominated for six Academy Awards ® (including Best Picture), Barbie™ And The Magic of Pegasus and the original Saw, international sales of Saw II and Happy Endings, domestic television deliveries of the one-hour dramas Wildfire (ABC Family), Missing (Lifetime) and The Dead Zone (USA) and pay television license fees from Diary of A Mad Black Woman.
“The operating performance of our company, particularly our new release business, remains strong. However, the full financial impact of our recent successes will lag by at least one or two fiscal quarters,” said Lionsgate Chief Executive Officer Jon Feltheimer. “We are continuing to grow revenue through the success of our motion picture and television businesses and the strength of new theatrical titles on DVD. However, as our industry continues to move through an inflection point in advance of new revenue streams from high-definition DVD, electronic sell-through and other new technologies, we are experiencing continued softness in most areas of family home entertainment and direct-to-video titles which is offsetting gains in our other businesses.”

Lionsgate noted that the key negative variances leading to the revised guidance were: approximately $6 million resulting from continued softness of family home entertainment sales; approximately $4 million in continued softness of direct-to-video titles; approximately $4 million in charges related to the bankruptcy of video retailer Musicland; approximately $2 million in additional spend for the Academy Award ® marketing campaign for Crash; as well as various other immaterial items, partially offset by the overperformance of the Lord of War DVD, which was released on January 17, 2006.
During the third quarter, Saw II grossed approximately $87 million at the domestic box office and, shortly after the quarter’s close, another Lionsgate number one horror hit, Hostel, grossed approximately $46 million at the domestic box office. Lionsgate’s television production operations generated $26.0 million in revenues in the third quarter of fiscal 2006 and have generated $114.6 million in revenues through the first nine months of the current fiscal year. Upcoming major theatrical releases include Tyler Perry’s Madea’s Family Reunion (February 24) and the inspirational Akeelah And The Bee (April 28), on which Lionsgate has partnered with Starbucks in a unique and innovative promotional partnership.
Lionsgate also noted that its filmed entertainment backlog at December 31, 2005 was $147.6 million, the highest in the Company’s history, which represents future revenue not yet recorded from executed contracts for the television exhibition and international sales of titles such as Crash, Saw II, In The Mix, Waiting, Skinwalkers, Lord of War and the television series Wildfire.
For the nine months ended December 31, 2005, Lions Gate reported revenues of $637.8 million, up 4.5%, compared to $610.2 million for the first nine months of fiscal 2005. Net loss for the nine months ended December 31, 2005, was $32.8 million, or basic loss per common share of $0.32 on 102.7 million weighted average common shares outstanding, compared to net income of $0.2 million for the prior year’s first nine months or $0.00 basic income per common share on 96.4 million weighted average common shares outstanding. EBITDA of negative $18.4 million for the first nine months of fiscal 2006 decreased $38.6 million compared to EBITDA of $20.2 million for the first nine months of fiscal 2005. Free cash flow of $54.9 million in the nine months ended December 31, 2005 compared to free cash flow of $81.2 million in the prior year’s first nine months.
Lionsgate’s senior management will hold its analyst and investor conference call to discuss its fiscal 2006 third quarter financial results at 9:00 AM ET/ 6:00 AM PT tomorrow, Friday, February 10, 2006. Interested parties may participate live in the conference call by calling 1-800-288-8975 (1-612-332-0819 outside the U.S. and Canada). A full digital replay will be available from Friday morning, February 10, through Friday, February 17, by dialing 1-800-475-6701 (1-320-365-3844 outside the U.S. and Canada) and using access code #816175.

Lionsgate is the premier independent producer and distributor of motion pictures, television programming, home entertainment, family entertainment and video-on-demand content. Its prestigious and prolific library is a valuable source of stable, recurring revenue and is a foundation for the growth of the Company’s core businesses. The Lionsgate brand name is synonymous with original, daring, quality entertainment in markets around the globe.
www.lionsgate.com
*      *      *      *      *
For further information, contact:
Peter D. Wilkes
310-255-3726
pwilkes@lionsgate.com
The matters discussed in this press release contain forward-looking statements, including the Company’s projections for revenue, free cash flow, EBITDA and net income. In some cases, forward-looking statements can be identified by terms such as “guidance,” “upcoming,” “expect,” “continue,” “will,” “may” and the negative of these terms. Actual results in the future could differ materially and adversely from those described in the forward-looking statements as a result of various important factors, including but not limited to the possibility of budget overruns, the potential lack of commercial success of the motion pictures, home videos and television programming we distribute, high costs associated with negotiating acquisitions and integrating new businesses, substantial competition, changes in release dates, further decreases in library margins, possible further softness in the DVD market and other risk factors set forth in Lions Gate’s Form 8-K filed with the Securities and Exchange Commission on June 29, 2005. These statements are made on the basis of management’s views and assumptions regarding future events and business performance as of the time the statements are made, and management does not undertake any obligation to update these statements.

LIONS GATE ENTERTAINMENT CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31,	March 31,
	2005	2005
	(Unaudited)
	(Amounts in thousands,
	except share amounts)
ASSETS
Cash and cash equivalents	$50,548	$112,839
Restricted cash	796	2,913
Investments — auction rate preferreds and municipal bonds	80,900	—
Investments — equity securities	11,185	—
Accounts receivable, net of reserve for video returns of $56,988 (March 31, 2005 — $58,449) and provision for doubtful accounts of $10,654 (March 31, 2005 — $6,102)	134,522	150,019
Investment in films and television programs	416,963	367,376
Property and equipment	33,909	30,842
Goodwill	186,627	161,182
Other assets	30,730	29,458

	$946,180	$854,629

LIABILITIES
Bank loans	$—	$1,162
Accounts payable and accrued liabilities	185,453	134,200
Film obligations	211,844	130,770
Subordinated notes	385,000	390,000
Mortgages payable	16,769	18,640
Deferred revenue	41,601	62,459
Minority interests	—	259

	840,667	737,490

Commitments and Contingencies

SHAREHOLDERS’ EQUITY
Common shares, no par value, 500,000,000 shares authorized, 104,080,322 at December 31, 2005 and 101,843,708 at March 31, 2005 shares issued and outstanding	326,907	305,662
Series B preferred shares (10 shares issued and outstanding)	—	—
Restricted common share units	4,856	—
Unearned compensation	(4,128)	—
Accumulated deficit	(216,009)	(183,226)
Accumulated other comprehensive loss	(6,113)	(5,297)

	105,513	117,139

	$946,180	$854,629

LIONS GATE ENTERTAINMENT CORP.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three	Three
	Months	Months	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004
	(Amounts in thousands, except per share amounts)
Revenues	$230,964	$190,398	$637,781	$610,186

Expenses:
Direct operating	110,681	82,461	319,960	258,610
Distribution and marketing	99,486	80,263	290,655	282,546
General and administration	12,957	15,582	45,419	49,482
Depreciation	631	835	1,976	2,224

Total expenses	223,755	179,141	658,010	592,862

Operating Income (Loss)	7,209	11,257	(20,229)	17,324

Other Expense (Income):
Interest expense	4,929	8,275	14,718	19,388
Interest rate swaps mark-to-market	(218)	(419)	(119)	(2,408)
Interest income	(1,046)	(74)	(2,962)	(111)
Minority interests	—	(19)	—	2
Other income	—	—	—	(825)

Total other expenses	3,665	7,763	11,637	16,046

Income (Loss) Before Equity Interests and Income Taxes	3,544	3,494	(31,866)	1,278
Equity interests	(44)	—	(98)	(200)

Income (Loss) Before Income Taxes	3,500	3,494	(31,964)	1,078
Income tax provision	358	141	819	857

Net Income (Loss)	$3,142	$3,353	$(32,783)	$221

Basic Income (Loss) Income Per Common Share	$0.03	$0.03	$(0.32)	$0.00

Diluted Income (Loss) Per Common Share	$0.03	$0.03	$(0.32)	$0.00

LIONS GATE ENTERTAINMENT CORP.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY

					Restricted				Accumulated
			Series B		Common			Comprehensive	Other
	Common Shares		Preferred Shares		Share	Unearned	Accumulated	Income	Comprehensive
	Number	Amount	Number	Amount	Units	Compensation	Deficit	(Loss)	Loss	Total
				(Amounts in thousands, except share amounts)
Balance at March 31, 2004	93,615,896	$280,501	10	$—	$—	$—	$(203,507)		$(7,385)	$69,609
Exercise of stock options	4,991,141	13,871								13,871
Exercise of warrants	3,220,867	10,842								10,842
Issuance to directors for services	15,804	137								137
Impact of previously modified stock options	—	311								311
Comprehensive income (loss):
Net income							20,281	$20,281		20,281
Foreign currency translation adjustments								2,374	2,374	2,374
Net unrealized loss on foreign exchange contracts								(286)	(286)	(286)

Comprehensive income								$22,369

Balance at March 31, 2005	101,843,708	$305,662	10	$—	$—	$—	$(183,226)		$(5,297)	$117,139
Exercise of stock options	244,280	779								779
Issuance to directors for services	20,408	203								203
Impact of previously modified stock options	—	27								27
Issuance of common shares in connection with acquisition of film assets	399,042	4,000								4,000
Issuance of common shares in connection with acquisition of common shares of Image Entertainment	885,258	9,251								9,251
Issuance of common shares in connection with acquisition of Redbus	643,460	6,100								6,100
Issuance of restricted share units					5,301	(5,301)				—
Amortization of restricted share units						1,173				1,173
Vesting of restricted share units	44,166	445			(445)					—
Comprehensive loss Net loss							(32,783)	(32,783)		(32,783)
Foreign currency translation adjustments								1,476	1,476	1,476
Net unrealized loss on foreign exchange contracts								(315)	(315)	(315)
Unrealized loss on investments — available for sale.								(1,537)	(1,537)	(1,537)
Fair value adjustment of common shares to be acquired in exchange agreement with Image Entertainment	—	440						(440)	(440)	—

Comprehensive loss								$(33,599)

Balance at December 31, 2005	104,080,322	$326,907	10	$—	$4,856	$(4,128)	$(216,009)		$(6,113)	$105,513

LIONS GATE ENTERTAINMENT CORP.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months	Nine Months
	Ended	Ended
	December 31,	December 31,
	2005	2004
	(Amounts in thousands)
Operating Activities:
Net income (loss)	$(32,783)	$221
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation of property and equipment	1,976	2,224
Amortization of deferred financing costs	2,814	5,998
Amortization of films and television programs	191,337	169,163
Amortization of intangible assets	1,760	1,644
Non-cash stock-based compensation	1,403	364
Interest rate swaps mark-to-market	(119)	(2,408)
Gain on disposition of assets	—	(666)
Minority interests	—	2
Equity interests	98	200
Changes in operating assets and liabilities:
Decrease (increase) in restricted cash	2,117	(20,000)
Accounts receivable, net	12,878	17,137
Increase in investment in films and television programs	(215,192)	(125,387)
Other assets	(3,186)	(1,263)
Accounts payable and accrued liabilities	43,254	(16,157)
Film obligations	73,043	51,555
Deferred revenue	(20,467)	507

Net Cash Flows Provided By Operating Activities	58,933	83,134

Investing Activities:
Purchases of investments — auction rate preferreds and municipal bonds	(163,400)	—
Purchases of investments — equity securities	(3,470)	—
Sales of investments — auction rate preferreds	82,500	—
Cash received from sale of investment	2,945	—
Cash received from disposition of assets, net	—	1,172
Acquisition of Redbus, net of cash acquired	(27,122)	—
Purchases of property and equipment	(4,059)	(1,952)

Net Cash Flows Used In Investing Activities	(112,606)	(780)

Financing Activities:
Issuance of common shares	779	21,991
Financing fees	(240)	(1,077)
Increase in subordinated notes, net of issue costs	—	145,390
Repayment of subordinated notes	(5,000)	—
Decrease in bank loans	—	(251,212)
Repayment of mortgages payable	(2,523)	(1,585)

Net Cash Flows Used In Financing Activities	(6,984)	(86,493)

Net Change In Cash And Cash Equivalents	(60,657)	(4,139)
Foreign Exchange Effects On Cash	(1,634)	2,189
Cash and Cash Equivalents — Beginning Of Period	112,839	7,089

Cash and Cash Equivalents — End Of Period	$50,548	$5,139

LIONS GATE ENTERTAINMENT CORP.
RECONCILIATION OF EBITDA TO NET INCOME (LOSS)

	Three Months	Three Months	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004
	(Amounts in thousands)
EBITDA, as defined	$7,796	$12,092	$(18,351)	$20,173
Depreciation	(631)	(835)	(1,976)	(2,224)
Interest expense	(4,929)	(8,275)	(14,718)	(19,388)
Interest rate swaps mark-to-market	218	419	119	2,408
Interest income	1,046	74	2,962	111
Minority interests	—	19	—	(2)
Income tax provision	(358)	(141)	(819)	(857)

Net income (loss)	$3,142	$3,353	$(32,783)	$221

EBITDA is defined as earnings before interest expense, interest rate swaps mark-to-market, interest income, income tax provision, depreciation and minority interests.

LIONS GATE ENTERTAINMENT CORP.
RECONCILIATION OF NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW
FROM OPERATIONS (AFTER DEBT SERVICE)

	Three Months	Three Months	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004
	(Amounts in thousands)
Net Cash Flows Provided By Operating Activities	$21,205	$33,795	$58,933	$83,134
Purchases of property and equipment	(1,967)	(1,777)	(4,059)	(1,952)

Free Cash Flow From Operations (after debt service), as defined	$19,238	$32,018	$54,874	$81,182

Free cash flow is defined as net cash flows provided by operating activities less purchases of property and equipment.

LIONS GATE ENTERTAINMENT CORP.
RECONCILIATION OF FORECAST EBITDA TO FORECAST NET INCOME

Year Ending
March 31,
2006
(Amounts in
thousands)
Forecast EBITDA, as defined	$20,000
Depreciation	(2,600)
Interest expense	(19,700)
Interest income	4,100
Estimated pretax gain on the sale of the studio facilities	5,000
Income tax provision	(2,800)

Forecast net income	$4,000

Forecast EBITDA is defined as forecast earnings before interest expense, interest rate swaps mark-to-market, interest income, income tax provision, depreciation and estimated pretax gain on the sale of the studio facilities.

LIONS GATE ENTERTAINMENT CORP.
RECONCILIATION OF FORECAST NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES TO
FORECAST FREE CASH FLOW FROM OPERATIONS (AFTER DEBT SERVICE)

Year Ending
March 31,
2006
(Amounts in
thousands)
Forecast Net Cash Flows Provided By Operating Activities	$89,500
Purchases of property and equipment	(4,500)

Forecast Free Cash Flow From Operations (after debt service), as defined	$85,000

Forecast free cash flow is defined as forecast net cash flows provided by operating activities less purchases of property and equipment.